UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2020

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to
Section 12(b) of the Exchange Act

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

The board of directors (the “Board”) of ReWalk Robotics Ltd. (the “Company,” “we” or “us”) appointed sitting director Mr. Wayne Weisman to the Company’s audit committee (the “Audit Committee”), effective March 15, 2020. As a Class II director, Mr. Weisman’s appointment will last until the Company’s annual shareholders meeting to be held in 2022 and thereafter until his respective successor is duly elected and qualified, or until his earlier death, resignation or removal from the Audit Committee or the Board. Mr. Weisman replaces Mr. Peter Wehrly, who, as previously disclosed, informed the Board on March 2, 2020 that he would step down from the Board and the Audit Committee effective March 15, 2020.

The Board has determined that Mr. Weisman satisfies the applicable audit committee independence requirements of the Nasdaq Capital Market (“Nasdaq”) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and is financially literate for purposes of Nasdaq listing standards. The Board has also determined that Mr. Weisman meets the financial sophistication requirements of Nasdaq Listing Rule 5605(c). Following the change in Board composition, the Company continues to have a three-member, fully independent audit committee under Rule 10A-3(b)(1) of the Exchange Act and Nasdaq’s corporate governance rules, and continues to have a majority independent Board as required by Nasdaq’s corporate governance rules.

In addition to compensation he already receives as a director on the Board, Mr. Weisman will be entitled to standard compensation available to members of the Audit Committee, which includes an annual retainer of approximately $20,000 and payments of up to NIS 3,300 per meeting. For information on transactions in which Mr. Weisman has an interest requiring disclosure under Item 404(a) of Regulation S-K, see the information under the headings “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

Dated: March 19, 2020	By:	/s/ Ori Gon
	Name:	Ori Gon
	Title:	Chief Financial Officer